Exhibit 99.1

Kirkland & Ellis LLP Confidential Subject to FRE 408 Subject to Continuing Internal and Client Review MAGNUM HUNTER RESOURCES CORPORATION (“MHR”) TERM SHEET FOR REFINANCING OF AND INCREASE TO EXISTING FIRST LIEN FACILITY SUMMARY OF TERMS AND CONDITIONS (NOT A COMMITMENT) Overview: Set forth below is a summary of the pertinent terms and conditions for a refinancing of and increase to the loans and other credit accommodations outstanding (the “Refinancing”) under that certain Fourth Amended and Restated Credit Agreement dated as of October 22, 2014 by and among Magnum Hunter Resources Corporation (the “Borrower”), each of the lenders party thereto, Bank of Montreal as administrative agent for the lenders (“Existing Agent”) and the other parties from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Existing RBL Credit Agreement” and the facility thereunder, the “Existing RBL Facility”), which such refinancing shall be in the form of a single tranche of term loans to be borrowed on the Closing Date (as defined below) in an aggregate principal amount equal to $[60] million) (the “Refinancing Facility”). The New First Lien Lenders understand that time is of the essence, and that the Company would like the New First Lien Lenders to fund the Refinancing Facility on Friday October 30 or Monday November 2. To that end, the New First Lien Lenders would ask that the Company and its advisors cooperate as fast as reasonably practicable to provide any and all due diligence requests made by the advisors to the New First Lien Lenders. The New First Lien Lenders are anticipating, based on conversations with the Company, that the Refinancing Facility will provide the Company with liquidity for approximately 30-45 days. During this time, the Company and the New First Lien Lenders will continue to discuss various options and alternatives regarding the Company’s balance sheet. If an out-of-court alternative is ultimately agreed upon between the New Senior Notes Lenders, the New Second Lien Lenders and the Company, the New First Lien Lenders will work with the Company in good faith to document any necessary transaction, including, without limitation, a potential financing transaction to give the Company the necessary flexibility to pursue various alternatives. WEIL:\95508548\3\61033.0003

If an in-court alternative is ultimately agreed upon among the New Senior Notes Lenders and the New Second Lien Lenders (both as defined below) that has the Company’s support, it is the parties’ intention to work together in good faith to document any related DIP Financing, plan of reorganization term sheet (including the necessary commitments for exit financing), and a restructuring support agreement, prior to the filing for chapter 11. For the avoidance of doubt, nothing herein shall obligate the Company, the New Senior Notes Lenders, the New Second Lien Lenders, or any other stakeholder of the Company to reach agreement regarding the terms or conditions regarding an in-court or out-of-court alternative. Lenders: The Refinancing is to be provided by (a) certain holders (representing approximately 77%) of the Borrower’s 9.75% Senior Notes due 2020 (the “Senior Notes”) (solely in their capacity as such, the “New Senior Notes Lenders”) and (b) certain holders of the loans outstanding (representing approximately 69%) under the Borrower’s Second Lien Credit Facility 1 (solely in their capacity as such, the “New Second Lien Lenders” and, collectively with the New Senior Notes Lenders, and solely in their capacity as such, the “New First Lien Lenders”) to the Borrower and its restricted subsidiaries 2 (collectively, the “Company”). It is agreed and understood that the New Senior Notes Lenders and New Second Lien Lenders shall each participate in 50% of the total committed amount of the Refinancing Facility (and that such equal participation shall be both for the refinancing of the Existing RBL Facility as well as the additional approximately $[15] million in new lending). In light of timing, the ability to be a New First Lien Lender will not be offered to all holders of Senior Notes or all holders of the Second Lien Credit Facility. If the Company ultimately files for chapter 11, and DIP Financing is provided by the New First Lien Lenders, it is the New First Lien Lender’s intentions that the opportunity to be a DIP Lender (but not a New First Lien Lender) shall be offered to each holder of the Senior Notes on a pro rata basis based upon the holdings of such holder as a percentage of the 1 The “Second Lien Credit Facility” refers to that certain credit facility, dated as of October 22, 2014, between and among Magnum Hunter Resources Corporation, as borrower, each of the lenders from time to time party thereto, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, in the principal amount of $340,000,000. There is approximately $337.4 million in principal amount outstanding under the Second Lien Credit Facility. 2 “Restricted Subsidiaries” has the meaning as defined in the Existing RBL Facility. 2 WEIL:\95508548\3\61033.0003

total outstanding principal amount of the Senior Notes, and each holder of the Second Lien Credit Facility on a pro rata basis based upon the holdings of such holder as a percentage of the total outstanding principal amount of the Second Lien Credit Facility. If the Company and the New First Lien Lenders ultimately agree to a longer term out-of-court financing, it is the New First Lien Lenders’ intention that the opportunity to be a lender thereunder (but not a new First Lien Lender) shall be offered to each holder of the Senior Notes on a pro rata basis based upon the holdings of such institutions as a percentage of the total outstanding principal amount of the Senior Notes, and each holder of the Second Lien Credit Facility on a pro rata basis based upon the holdings of such holder as percentage of the total outstanding principal amount of the Second Lien Credit Facility. [If any such DIP Financing or longer term out-of-court financing is provided by the New First Lien Lenders, it is agreed and understood that the New Senior Notes Lenders and the New Second Lien Lenders shall each participate in 50% of the total committed amount of DIP Financing.] Administrative Agent: The Administrative Agent for the Refinancing Facility will be the agent for the Existing RBL Facility. Borrower: The Borrower. Guarantors: The entities that are guarantors of the Existing RBL Facility will guarantee the Refinancing Facility (collectively, the “Guarantors”) on the same terms and conditions that they guarantee the Existing RBL Facility. The purpose of the Refinancing Facility is to provide the Company the necessary liquidity to stabilize its operations while the New Senior Notes Lenders and New Second Lien Purpose of Refinancing Facility/Use of Proceeds/Amount of Refinancing Facility: Lenders discuss with stakeholders) the terms noted above. the Company (and its other of a consensual transaction, as In accordance with and solely subject to the Budget (as defined below), proceeds of the Refinancing Facility will be used (i) to refinance the existing loans outstanding under the Existing RBL Facility, (ii) cash collateralize letters of credit outstanding under the Existing RBL Facility, (iii) for general corporate purposes of the Company (including payment of certain trade payables and fees and expenses in connection with the transactions contemplated hereby) and (iv) for certain transaction fees and other costs and 3 WEIL:\95508548\3\61033.0003 expenses. The Refinancing Facility will be in an aggregate principal amount of up to $[60] million, plus closing fees on the terms set forth herein, (a) approximately $44 million of which will be used to refinance loans currently outstanding under the Existing RBL Facility and cash collateralize letters of credit outstanding under the Existing RBL Facility and (b) the remainder (approximately $[15] million) of which shall be used in accordance with the Use of Proceeds described above. Refinancing Facility Termination Date: The Refinancing Facility shall become due and payable on the Refinancing Facility Termination Date. The “Refinancing Facility Termination Date” shall be the earlier of: (a) the filing of a chapter 11 case (or cases) by the Borrower or any of its subsidiaries; (b) December 30, 2015; or (c) the acceleration of the Refinancing Facility, as determined by the Requisite Lenders (as defined herein). Loan Documents: The Refinancing Facility will be documented through an amendment and restatement to the Existing RBL Facility, which will include the terms and conditions in this Term Sheet that are not otherwise found in the Existing RBL Facility. Any terms and conditions that are in this Term Sheet that relate to the Refinancing Facility but are not found in the currently existing documentation governing the Existing RBL Facility will become part of the Refinancing Facility through such amendment and restatement. The Refinancing Facility (and the New First Lien Lenders thereof) will have all of the protections of being a “Senior Obligation” (and the New First Lien Lenders will have all of the protections of being a “Senior Secured Party”) under that certain Inter creditor Agreement among the Borrower, the other grantors party thereto, Bank of Montreal and Credit Suisse AG, Cayman Islands Branch (the “Inter creditor Agreement”); provided, that, for the avoidance of doubt, the Company shall not be prohibited from accepting a DIP Financing proposal from the lenders under the Second Lien Credit Facility and/or the holders of the Senior Notes; provided, that, for the avoidance of doubt, nothing in this Term Sheet other than as specifically noted, shall affect the terms of the Inter creditor Agreement. Interest Rate: L+[4.00]% per annum.. 4 WEIL:\95508548\3\61033.0003

Default Interest: During the continuance of an event of default, the overdue amounts outstanding under the Refinancing Facility will bear incremental default interest at the rate of 4.00% per annum; provided, that, if the Company enters into a New Financing provided by (i) holders of Senior Notes and the Second Lien Lenders upon the Refinancing Facility Termination Date, then such incremental default interest shall be 2.00% per annum or (ii) either holders of the Senior Notes or Second Lien Lenders (but not both), then such default interest shall be 3.00% per annum. Amortization: None. Mandatory prepayments of the Refinancing Facility will be similar to those customarily found for facilities of this type, size and duration, and will include 100% of the proceeds from any occurrences or transactions customarily included in mandatory prepayment provisions, with no reinvestment rights; provided, however, the proceeds from the [three specific asset sales discussed at diligence meeting] (the “Permitted Asset Sales”) in an aggregate amount of not more than $10 million shall not be required to be prepay the Refinancing Facility 3 Mandatory Prepayments: Documentation will include removal of borrowing base mechanics in light of term loan nature of Refinancing Facility. The Refinancing Facility will have the same security 4 and priority as the loans under the Existing RBL Facility (including, without limitation, over Oil and Gas Properties representing the Minimum Collateral Amount) and will enjoy the same protections and suffer the same obligations as the loans thereunder including, without limitation, under the Inter creditor Agreement (as set forth above). Security and Priority of Refinancing Facility: Conditions Precedent to Funding: The closing date for the Refinancing Facility (the “Closing Date”) shall be subject to the following conditions: A. All documentation for the Refinancing Facility (including the amendment and restatement, all security documentation, etc.) shall be in form and substance consistent with this term sheet and otherwise reasonably satisfactory to the New First Lien Lenders and their respective counsel. 3 NTD: Okay with Company. Second Lien mandatory prepayment provision will need to be tweaked to be consistent with this approach. 4 Subject to review of security documents and further diligence. 5 WEIL:\95508548\3\61033.0003

B. The New First Lien Lenders shall be satisfied that there shall not occur as a result of the Refinancing Facility a default (or any event which with the giving of notice or lapse of time or both would be a default) under any of the Borrower’s or Guarantors’ debt instruments and other material agreements. C. All necessary governmental and third party consents and approvals necessary in connection with the Refinancing Facility and the transactions contemplated thereby shall have been obtained and shall remain in effect; and no law or regulation shall be applicable that restrains, prevents or imposes adverse conditions upon the Refinancing Facility or the transactions contemplated thereby. D. The New First Lien Lenders shall have a valid and perfected first priority lien on and security interest in any Collateral granted under the Refinancing Facility. E. The New First Lien Lenders shall have received the Initial Budget (as defined below) which will govern the use of the Refinancing Facility, which Initial Budget shall be in form and substance satisfactory to the New First Lien Lenders. F. There shall exist no default under the Refinancing Credit Facility upon giving effect to the amended terms. G. The Borrower shall have provided evidence to the Administrative Agent and the administrative agent under the Second Lien Credit Facility (the “Second Lien Administrative Agent” that a first priority perfected security interest in favor of the Administrative Agent for the benefit of the first lien secured parties (and a second priority perfected security interest in favor of the Second Lien Administrative Agent for the benefit of the second lien secured parties) shall exist on all Oil and Gas Properties necessary to ensure that the Mortgage Properties represent at least the Minimum Collateral Amount. 5 5 NTD: From a timing perspective, it will not be possible to convey all title information within the given time frame (we’ve learned it’s held in several of MHR’s offices around the country). We ask the second liens to rely on the title review that Latham has historically completed for the Second Lien Facility. 6 WEIL:\95508548\3\61033.0003

H. All of the representations and warranties of the Borrower and each Guarantor under the Refinancing Facility shall be true and correct in all material respects (or in the case of representations and warranties with a “materiality” qualifier, true and correct in all respects) immediately prior to, and after giving effect to, such funding. I. The funding of the Refinancing Facility shall not violate any requirement of law and shall not be enjoined, temporarily, permanently. preliminarily or J. Payment of any and all fees and expenses of the advisors to the Ad Hoc Group of Senior Noteholders and the Ad Hoc Group of Second Lien Lenders incurred through the Closing Date in accordance with this Term Sheet, as well as the execution by the Company of the engagement letters to both the legal and financial advisors of the Ad Hoc Group of Senior Noteholders and the Ad Hoc Group of Second Lien Lenders. K. Completion of due diligence (and receipt of all information reasonably requested) by the New First Lien Lenders and their advisors. 6 Representations and Warranties: The Refinancing Facility will have at least the same representations and warranties as the Existing RBL Facility, subject to customary adjustments for financings of this type, and subject to any other items as a result of the completion of due diligence. The Refinancing Facility will have at least the same affirmative covenants as the Existing RBL Facility, subject to customary adjustments for financings of this type, and subject to any other items as a result of the completion of due diligence. Affirmative Covenants: In addition, the Loan Documents will contain reporting requirements customarily found in loan documents for similar financings and other reporting requirements deemed by the New First Lien Lenders to be reasonably appropriate to the specific transaction, including, without limitation, (i) an initial 6-week weekly budget, in form and substance satisfactory to the New First Lien Lenders (the “Initial Budget”) and (ii) a new 6-week weekly budget, in form and substance satisfactory to the New First Lien Lenders, 6 NTD: Subject to Company review of advisor letters. 7 WEIL:\95508548\3\61033.0003 every other week thereafter (together with the Initial Budget, the “Budget”) together with a variance report, in form and substance and containing information reasonably requested by the New First Lien Lenders, for the immediately preceding week. The Borrower shall agree to participate (together with its advisors) in a weekly call with the New First Lien Lenders and their advisors to discuss: (a) the Budget and such variance report and (b) the status of negotiations on any DIP financing proposals received by the Company, and the status of any DIP marketing efforts. In addition, the Borrower will provide, at all reasonable times and upon reasonable prior notice during the term of the Refinancing Facility, access to the New First Lien Lenders’ advisors, as reasonably requested, to the Company’s management and advisors concerning information regarding its relationships with and accounts payable to its contract counter parties. 7 Negative Covenants: The Refinancing Facility will have at least the same negative covenants as the Existing RBL Facility, subject to customary adjustments for financings of this type, and subject to any other items as a result of the completion of due diligence. For the avoidance of doubt, however, the documentation for the Refinancing Facility will remove almost any and all of the following that may have been permitted under the Existing RBL Facility, other than as already exist on the Closing Date (including pursuant to contractual obligations existing on the Closing Date) and other than in the ordinary course of business: (a) debt issuances, (b) equity issuances; (c) restricted payments; (d) payments or transfers to affiliates and/or insiders; (e) asset sales (other than Permitted Asset Sales that are (i) for fair market value and (ii) in exchange for consideration in the form of cash and customary assumption of liabilities); (f) payments (dividends, etc.) to holders common equity; (g) incurrence of investments. of preferred or liens, and (h) In addition, the Refinancing Facility will contain a covenant restricting the Company’s ability to engage in any marketing of the Company’s equity in Eureka Hunter Holdings, LLC, other than if bidders contact the Company (i.e. a no-shop) and other than any bidders that have already been engaged in such marketing efforts as of the 7 NTD: The purpose of this provision is that there will be reasonable transparency as between the Company’s operations and the New First Lien Lenders’ advisors. The New First Lien Lenders will only be provided access to non-public information regarding the Company’s individual accounts payable upon the execution of a confidentiality agreement. 8 WEIL:\95508548\3\61033.0003

Closing Date (as disclosed to the New First Lien Lenders’ advisors); in the event of any such contact or proposal being made, the Company shall advise the New First Lien Lenders’ advisors within 24 hours of receipt of any such contact or proposal, and will consult and coordinate with the New First Lien Lenders on any Company response(s) to such contacts or proposals 8. It is intended that any and all payments to be made by the Company during the term of the Refinancing Facility will be governed by the Budget, and that during the term of the Refinancing Facility the Company shall work with, and negotiate in good faith with, the New First Lien Lenders on the terms of a consensual restructuring (either in or out of court, as noted above). Financial Covenant: The Refinancing Facility will contain a cumulative budget variance covenant (measured each every other week beginning with the second first full week to occur after the Closing Date, which such first test shall (if applicable) cover the “stub” period from the Closing Date through the end of such second full week) with a cushion of 20%, as well as an additional basket of $5.0 million at any time utilized for the purpose of repaying outstanding account payables outside of the budget variance covenant.. Such covenant shall be tested on a “cumulative’ basis for disbursements and receipts separately over a period beginning on the Closing Date and running through the last date of the applicable week of testing. Such covenant shall be tested every other week. 9 Events of Default: The Refinancing Facility will have at least the same events of default as the Existing RBL Facility, subject to customary adjustments for financings of this type, and subject to any other items as a result of the completion of due diligence It is also anticipated that the “grace periods” for certain defaults shall be reduced and that there shall be no grace period for certain of the specific covenants listed in this Term Sheet. Indemnification and Expenses: The Borrower will indemnify the Administrative Agent, the New First Lien Lenders, their respective affiliates, 8 9 To be further discussed with the Company. Note: We’re okay with every other week for a facility of such short duration, but would expect a longer period in a DIP context. 9 WEIL:\95508548\3\61033.0003 successors and assigns and the officers, directors, employees, agents, advisors, controlling persons and members of each of the foregoing (each, an “Indemnified Person”) and hold them harmless from and against all costs, expenses (including reasonable and documented fees, disbursements and other charges of outside counsel) and liabilities of such Indemnified Person arising out of or relating to any claim or any litigation or other proceeding (regardless of whether such Indemnified Person is a party thereto and regardless of whether such matter is initiated by a third party or by the Borrower or any of its affiliates) that relates to the Refinancing Facility, or the transactions contemplated thereby; provided that no Indemnified Person will be indemnified for any cost, expense or liability to the extent determined in the final, non-appealable judgment of a court of competent jurisdiction to have resulted primarily from its gross negligence or willful misconduct. In addition, (a) all out-of-pocket expenses of the Administrative Agent and the New First Lien Lenders (limited to the reasonable and documented fees, disbursements and other charges of one outside counsel to the Administrative Agent, one outside counsel and one financial advisor to the New Senior Note Lenders, taken as a whole, one outside counsel and one financial advisor to the New Second Lien Lenders, taken as a whole and, if necessary, one local counsel in each relevant jurisdiction for the Administrative Agent, New Senior Note Lenders and New Second Lien Lenders, taken as a whole) in connection with the Refinancing Facility, and the transactions contemplated thereby (and pursuant to this Term Sheet) shall be paid by the Borrower on the Closing Date and thereafter at regularly scheduled intervals or from time to time, as invoiced by such professionals, and in accordance with their engagement letters and (b) all out-of-pocket expenses of the Administrative Agent and the New First Lien Lenders (limited to the reasonable and documented fees, disbursements and other charges of one outside counsel to the Administrative Agent, one outside counsel and one financial advisor to the New Senior Note Lenders, taken as a whole, one outside counsel and one financial advisor to the New Second Lien Lenders, taken as a whole and, if necessary, one local counsel in each relevant jurisdiction for the Administrative Agent, New Senior Note Lenders and New Second Lien Lenders, taken as a whole), for enforcement costs and documentary taxes associated with the Refinancing Facility, and the transactions contemplated thereby (and pursuant to this term sheet) will be paid by the Borrower at regularly 10 WEIL:\95508548\3\61033.0003 scheduled intervals or from time to time, as invoiced by such professionals, and in accordance with their engagement letters, provided, that, nothing herein shall require the Company to assume the engagement letters or otherwise continue to pay the legal or financial advisors to the Administrative Agent, New Senior Notes Lenders or the New Second Lien Lenders upon a chapter 11 filing of the Company or its affiliates or subsidiaries. Assignments and Participations: Neither assignments nor participations shall require the consent of the Administrative Agent, the Borrower, or the Guarantors (other than assignments to the Company’s Competitors). The Company’s “Competitors” shall consist of other operating companies (and their subsidiaries and readily identifiable affiliates) in the exploration and production or midstream industry (“Operating Competitors”). Requisite Lenders: Requisite Lenders shall require both (a) New First Lien Lenders holding at least a majority of the funded loans and commitments under the Refinancing Facility held by the New Senior Notes Lenders and (b) New First Lien Lenders holding at least a majority of the funded loans and commitments under the Refinancing Facility held by the New Second Lien Lenders (if applicable) (the “Requisite Lenders”). For the avoidance of doubt, any provision of this Term Sheet that requires the consent of the “New First Lien Lenders” will require the consent of (a) a majority of the New Senior Notes Lenders and (b) a majority of the New Second Lien Lenders (if applicable). Facility Fee: The Company shall owe a fee of $250,000 (the “Facility Fee”) to the New First Lien Lenders, to be allocated 50% to New Senior Note Lenders (“Senior Note Facility Fee”) and 50% to New Second Lien Lenders (the “Second Lien Facility Fee”) provided, that, if the Company executes a commitment letter or enters into an agreement extending this out-of-court financing agreement or an agreement that provides for DIP Financing (a “New Financing”) provided by (i) holders of Senior Notes and lenders under the Second Lien Credit Agreement (“Second Lien Lenders”) upon the Refinancing Facility Termination Date, then such Facility Fee shall be waived, (ii) holders of Senior Notes only (i.e., no participation from the Second Lien Lenders) upon the Refinancing Facility Termination Date, then the Senior Note Facility Fee shall be waived or (iii) Second Lien Lenders only (i.e., no participation from holders of Senior Notes) upon the Refinancing Facility Termination Date, 11 WEIL:\95508548\3\61033.0003

then the Second Lien Facility Fee shall be waived. For purposes of this provision, “waived” means that 100% of the applicable amount shall be (a) refunded to the Company by the recipients thereof and/or (b) the Company shall receive dollar-for-dollar credit of such amount under the New Financing. Amendments: Requisite Lenders, except for provisions customarily requiring approval by all affected Lenders. Miscellaneous: The Loan Documents will include (i) standard yield protection provisions, (ii) waivers of consequential damages and jury trial, (iii) customary agency, set-off and sharing language, and (iv) other provisions customarily found in loan agreements for similar bridge financings (as applicable) deemed by the New First Lien Lenders to be reasonably appropriate to this specific transaction. Governing Law and Submission to Non-Exclusive Jurisdiction: State of New York. Counsel to New First Lien Lenders: Akin Gump Strauss Hauer & Feld LLP (as counsel to Ad Hoc Group of Senior Noteholders) and Weil Gotshal & Manges, LLP (as counsel to Ad Hoc Group of Second Lien Lenders). Senior Notes Coupon: The holders of the Senior Notes that are New First Lien Lenders shall execute any necessary documentation effectuating revisions to accommodate the Refinancing Facility and a forbearance with regard to the exercise of rights and remedies as a result of the Company’s failure to pay the interest payment due on November 15, 2015 under the Senior Notes and interest payment due on October 30, 2015 under the Second Lien Credit Facility until the earliest of (a) December 30, 2015, (b) the filing of a chapter 11 case (or cases) by the Borrower or any of its subsidiaries, and (c) the occurrence of an Event of Default under the Refinancing Facility (subject to a grace period of 10 business days and the benefit of any waivers thereof). Second Lien Interest Payment: The holders of the second lien loans that are the New First Lien Lenders shall execute any necessary documentation effectuating revisions to accommodate the Refinancing Facility and a forbearance with regard to the exercise of rights and remedies as a result of the Company’s failure to 12 WEIL:\95508548\3\61033.0003 pay the interest payment due on October 30, 2015 under the Second Lien Credit Facility and the interest payment due on November 15, 2015 under the Senior Notes until the earliest of (a) December 30, 2015, (b) the filing of a chapter 11 case (or cases) by the Borrower or any of its subsidiaries, and (c) the occurrence of an Event of Default under the Refinancing Facility (subject to a grace period of 10 business days and the benefit of any waivers thereof). 13 WEIL:\95508548\3\61033.0003